Exhibit 99.1

Bitmine Immersion Technologies (BMNR) Announces ETH Holdings Reach 6.05 Million Tokens, and Total Crypto and Total Cash & Marketable Securities Holdings of $15 Billion

Bitmine repurchased 2.04 million shares in the past week

Bitmine has repurchased a cumulative 22.9 million shares so far in 2026, the largest ever crypto treasury company equity buyback executed

Bitmine owns 4.95% of the total ETH coin supply of 122.2 million

Bitmine is 99% of the way to the ‘Alchemy of 5%’ in just 15 months

Bitmine released Chairman’s Message on October 7 titled “Crypto Bull Underway — This Cycle Likely the Largest”

Bitmine was added to the Russell 1000 Large-cap index on June 26, 2026

Bitmine’s Series A Preferred Stock is trading on the NYSE under the symbol BMNP

Bitmine has 5,227,037 staked ETH, representing $12.3 billion at $2,356 per ETH. MAVAN (Made in America VAlidator Network) is a premier Ethereum staking destination for BMNR and institutional investors

Bitmine owns $76 million of Eightco (NASDAQ: ORBS), now one of the only publicly listed equities in the world to provide investors indirect exposure to OpenAI

Bitmine Crypto + Total Cash Holdings & Marketable Securities + “Moonshots” total $15 billion, including 6.05 million ETH tokens, total cash & marketable securities of $514 million, and other crypto holdings

Bitmine remains supported by a premier group of institutional investors including ARK’s Cathie Wood, MOZAYYX, Founders Fund, Bill Miller III, Pantera, Kraken, DCG, Galaxy Digital and personal investor Thomas “Tom” Lee to support Bitmine’s goal of acquiring 5% of ETH

NORWALK, CT, October 26, 2026 /PRNewswire/ — (NYSE: BMNR) Bitmine Immersion Technologies, Inc. (“Bitmine” or the “Company”), a Bitcoin and Ethereum Network company with a focus on the accumulation of crypto for long term investment, today announced Bitmine crypto + total cash & marketable securities + “moonshots” holdings totaling $15 billion.

As of October 25, 2026 at 2:00pm ET, the Company’s crypto holdings are comprised of 6,051,933 ETH at $2,356 per ETH (per Coinbase NASDAQ: COIN), 215 Bitcoin (BTC), $180 million stake in Beast Industries, $76 million stake in Eightco Holdings (NASDAQ: ORBS) (“moonshots”) and total cash & marketable securities of $514 million. Bitmine’s ETH holdings are 4.95% of the ETH supply (of 122.2 million ETH).

“Crypto got pulled down by the same ‘risk off’ forces behind the AI sell-off. In contrast to late-2025 and early 2026, crypto pullbacks have been comparatively shallow. ETH has fallen 13% from its recent peak while US semiconductors ($SOXX) is down 20% in that same timeframe. We believe this is further evidence that a crypto bull market is underway,” stated Thomas “Tom” Lee, Chairman of Bitmine.

“Bitmine executed equity buybacks in the past week, acquiring 2.04 million shares, repurchased at an average price of $22.48. When management believes Bitmine shares are relatively undervalued, the Company intends to accretively repurchase shares, subject to market conditions and under the existing repurchase authorization. Optimizing shareholder value remains our top objective,” continued Lee.

In 2026, Bitmine has repurchased 22.9 million common shares, at an average price of $17.48 or an aggregate amount of $399.6 million. “This is the largest crypto treasury company common equity buyback ever executed, and reflects our commitment to shareholders,” stated Lee.

“We believe Bitmine is positioned to outperform the crypto bull market that we expect to be coming, as the Company has strengthened its competitive position over the past year in the midst of a crypto winter (bear market),” stated Lee.

“Over the past week, we acquired 10,452 ETH. Bitmine’s track record of consistent buying of crypto is unmatched by any public company in the world. Bitmine has bought ETH each and every week since the inception of the ETH Treasury Strategy on June 30, 2025,” stated Lee.

On October 7, Bitmine released its latest Chairman’s message titled “Crypto Bull Underway — This Cycle Likely the Largest.” The presentation is available at the Bitmine website (presentation link).

Bitmine

The Alchemy of 5%

NYSE: BMNR
NYSE: BMNP

Crypto Bull Underway

This cycle likely the largest

Earlier in 2026, Bitmine launched MAVAN (the Made in America VAlidator Network), the institutional-grade staking platform. While MAVAN was originally developed to support Bitmine’s own Ethereum treasury, MAVAN has expanded to serve institutional investors, custodians, and ecosystem partners seeking best-in-class staking infrastructure. A portion of Bitmine’s ETH is already staked on the MAVAN platform.

As of October 25, 2026, Bitmine total staked ETH stands at 5,227,037 ($12.3 billion at $2,356 per ETH). “Bitmine has staked more ETH than other entities in the world. At scale (assuming Bitmine’s ETH is fully staked by MAVAN and its staking partners), the projected ETH staking reward would be $368 million on an annualized basis (using 2.58% 7-day BMNR yield). This compares to annualized staking revenues at $318 million based upon 5.2 million staked ETH (86% of the 6.05 million ETH held by Bitmine),” continued Lee.

BITMINE · BMNR

STAKING: BMNR now staking over 5.2 million ETH as of Oct 25, 2026

ETH Staked Over Time (Million)

0.41
0.66
1.26
1.84
2.01
2.90 2.90
3.04 3.04 3.04 3.04 3.04
3.14 3.14
3.33 3.33 3.33
3.70
4.36
4.71 4.71 4.71
4.72 4.72 4.72 4.72
4.88 4.88
4.92 4.92 4.92 4.92
5.07 5.07 5.07 5.07 5.07 5.07 5.07 5.07 5.07 5.07 5.07
5.23
6.05
6.11
Fully staked
99%
86%

Annualized Staking Revenue by Week ($ Million)

34
59
110
166 160
189
202
176 171 172 174
187 184 177
196
212 221
264
297
319
289 276
258
230
219 223
211
235 242 247 254 247 257 250
330 335 330 334
357 358 363
336
309 318
$368
$371
Fully staked
99%
86%
12/28
1/25
2/22
3/22
4/19
5/17
6/14
7/12
8/9
9/7
10/4
10/25
10/25*
Alchemy

Illustrative | For Discussion Purposes

Source: BitMine, Stats are calculated based on BMNR weekly press release.

Bitmine’s crypto holdings reign as the #1 Ethereum treasury and #2 global treasury, behind Strategy Inc. (NASDAQ: MSTR), which reportedly owns 848,517 BTC valued at approximately $74 billion. Bitmine remains the largest ETH treasury in the world.

Bitmine management believes the GENIUS Act and the Securities and Exchange Commission’s (SEC) Project Crypto are as transformational to financial services in 2026 as the U.S. action on August 15, 1971, which ended the Bretton Woods system and took the U.S. dollar off the gold standard 55 years ago. This 1971 event was the catalyst for the modernization of Wall Street, creating the iconic Wall Street titans and financial and payment rails of today.

The Chairman’s message can be found here: https://www.Bitminetech.io/chairmans-message

The Fiscal Full Year 2025 Earnings presentation and corporate presentation can be found here: https://Bitminetech.io/investor-relations/

To stay informed, please sign up at: https://Bitminetech.io/contact-us/

About Bitmine

Bitmine Immersion Technologies, Inc. (NYSE: BMNR), together with its subsidiaries (“Bitmine” or the “Company”), is a blockchain technology infrastructure company operating across institutional digital asset staking and validation services, bitcoin mining, and strategic digital asset management. As the world’s leading Ethereum Treasury company, it implements an innovative digital asset strategy for institutional investors and public market participants. The Company provides institutional-grade staking and validation infrastructure—through which it earns staking rewards and validation income—alongside bitcoin mining activities. Bitmine holds digital assets strategically, generating yield on those holdings to support liquidity and capital formation. Since 2025, the Company has expanded its blockchain infrastructure capabilities, including developing and deploying MAVAN, its institutional staking and validation platform. The Company’s activities further include investments in early-stage blockchain opportunities (“moonshot” investments) and ancillary mining, hosting, and consulting services.

For additional details, follow on X:

https://x.com/bitmnr

https://x.com/fundstrat

Cautionary Note on Forward Looking Statements

This press release contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements include all statements that are not purely historical and can generally be identified by terms such as “expects,” “projects,” “intends,” “plans,” “believes,” “anticipates,” “estimates,” “may,” “will,” “would,” “could,” “should,” “view,” “likely,” “positioned,” or similar expressions. This press release specifically contains forward-looking statements regarding: (i) the Company’s goal of acquiring 5% of the total ETH supply (the “Alchemy of 5%” initiative) and its progress toward that goal; (ii) the Company’s digital asset accumulation and treasury strategy, including statements regarding continued weekly ETH acquisitions and the Company’s status as the largest ETH treasury in the world; (iii) the Company’s intention to repurchase shares of its common stock when management believes the shares are relatively undervalued, the timing, amount, and accretive effect of any such repurchases, and the Company’s objective of optimizing shareholder value; (iv) the Company’s staking operations, including projected annualized ETH staking rewards of approximately $368 million at scale (assuming the Company’s ETH is fully staked) and annualized staking revenues of approximately $318 million based on currently staked ETH; (v) MAVAN’s expansion to serve institutional investors, custodians, and ecosystem partners; (vi) management’s beliefs regarding crypto market conditions, including that a crypto bull market is underway, that the current cycle is likely the largest, and that the Company is positioned to outperform the crypto bull market; (vii) ETH’s relative performance versus U.S. semiconductor equities and other risk assets; (viii) management’s belief that the GENIUS Act and SEC Project Crypto are transformational to financial services; and (ix) statements regarding the value of the Company’s crypto, cash, marketable securities, and “moonshot” holdings.

These forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied. Factors that could cause or contribute to such differences include, but are not limited to: the extreme volatility and unpredictability of digital asset prices, including ETH and Bitcoin; the Company’s reliance on third-party pricing sources and reported market values, which may fluctuate materially; changes in market conditions affecting the trading price and volume of the Company’s securities; the Company’s ability to successfully execute its digital asset acquisition strategy and achieve its ETH accumulation targets, including the “Alchemy of 5%” goal; the timing, amount, and manner of any share repurchases, which will depend on market conditions, the trading price of the Company’s common stock, available capital, and the terms of the Company’s existing repurchase authorization, and the fact that the Company is not obligated to repurchase any particular number of shares and may suspend or discontinue repurchases at any time; the Company’s ability to finance its business operations and MAVAN expansion; operational, security, and technological risks associated with the Company’s staking and validation operations, including network failures, slashing events, cybersecurity breaches, and protocol changes; the risk that actual staking yields, rewards, and revenues differ materially from projected amounts, including because staking yields fluctuate and the Company’s ETH may not be fully staked; competition in the digital asset treasury, staking, and mining industries; the Company’s dependence on key personnel; regulatory developments affecting digital assets, blockchain technology, and staking activities, including the implementation and interpretation of the GENIUS Act, SEC Project Crypto, and other pending legislation or regulatory initiatives; actions by the SEC, CFTC, and other regulatory bodies; risks related to the Company’s “moonshot” investments, including in Eightco Holdings and Beast Industries; macroeconomic factors, including inflation, interest rates, and general economic conditions; changes to the Ethereum protocol; the performance of third-party service providers, exchanges, custodians, and staking partners; and the other risk factors described in the Company’s filings with the SEC.

The forward-looking statements contained in this press release are based on information available to management as of the date of this release and reflect management’s current expectations, estimates, and beliefs concerning future events. Actual results may vary materially from those expressed or implied based on the factors described above and in the Risk Factors section of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2025 filed with the SEC on November 21, 2025, the Company’s Quarterly Reports on Form 10-Q, and the Company’s other filings with the SEC, as amended or updated from time to time. Copies of these filings are available at www.sec.gov and at https://Bitminetech.io/investor-relations/. The Company cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. Bitmine expressly disclaims any obligation to update or revise any forward-looking statements except as required by applicable law.

SOURCE Bitmine Immersion Technologies, Inc.

CONTACT:

Investor Relations

ir@bitminetech.io